UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2009


                         GOLDEN KEY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-53027                 33-0944402
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)

                119 11th Street
         Fort McLeod, Alberta, Canada                             T0L 0Z0
  (Address of principal executive offices)                      (zip code)

        Registrant's telephone number, including area code: 403-553-2840


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On November 23, 2009, the board of directors of Golden Key International, Inc. (the "Company") declared a stock dividend whereby each stockholder of record of the Company on December 4, 2009 (the "Record Date") will receive 2.44 shares of the Company's common stock in exchange for each one (1) share of common stock which they hold as of the Record Date.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 7, 2009

                                           GOLDEN KEY INTERNATIONAL, INC.


                                           By: /s/ Robert Blair
                                              ----------------------------------
                                           Name:  Robert Blair
                                           Title: Chief Executive Officer


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